Investor Update: December 2020 Our “ESG” Progress Plan: A Road Map for Investment in Efficiency, Sustainability and Growth One of America’s Most Responsible Companies for 2020 Newsweek Best in the U.S. in Large Customer Satisfaction (Top 2 Box) JD Power We Energies named Most Reliable Utility in the Midwest PA Consulting Finalist for the S&P Global Energy Award in Corporate Social Responsibility S&P Global Platts

1 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, construction costs, investment opportunities, corporate initiatives (including the ESG Progress Plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company's service territories; the extent, duration and impact of the COVID-19 pandemic or any future health pandemics; timing, resolution and impact of rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; the company's ability to successfully acquire and/or dispose of assets and projects; cyber- security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; the impact of tax reform and any other legislative and regulatory changes, including changes to environmental standards; political developments; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of American Transmission Co. as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and "Risk Factors" contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2019, and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

2 Company Statistics  $30.0 billion market cap*  1.6 million electric customers  2.9 million natural gas customers  60% ownership of American Transmission Company  $35.0 billion of assets  10th largest publicly traded utility in U.S. measured by market value* * As of November 30, 2020

3 A History of Quality Earnings Growth $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 $3.99 - $4.03 GAAP Adjusted** 2020 Guidance 2021 Guidance * Estimated based on 2021 guidance midpoint of $4.01 per share ** See Appendix for reconciliation of adjusted amounts to GAAP amounts

4 Consistent Performance Over Time EPS Guidance 2019 Exceeded  2018 Exceeded  2017 Exceeded  2016 Exceeded  2015 Exceeded  2014 Exceeded  2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  The only utility to beat guidance every year for 16 years running

5 $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* $1.98 $2.08 $2.21 $2.36 $2.53 $2.71 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Strong Dividend Growth Continues The board of directors announced its plan to raise the dividend by 7.1% to a new annual rate of $2.71 per share** Targeting dividend payout of 65-70% of earnings Projecting dividend growth in line with earnings growth *Annualized based on 4th quarter 2015 dividend of $0.4575 **The board of directors announced December 3, 2020 that it is planning to raise the quarterly dividend on the company's common stock to 67.75 cents per share for the first quarter of 2021, which would be equivalent to an annual rate of $2.71 per share. Annualized Dividends Per Share **

6 One of the Top Performers in Operating Efficiency $14.00 $15.30 $18.30 $20.10 $20.80 $21.30 $21.50 $21.51 $23.30 $29.30 $31.20 $10 $15 $20 $25 $30 $35 2019 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission utilized by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed The top 10 vertically integrated electric utilities by market cap W E C A V E R A G E

7 What’s New?

8 Investing $16.1 billion for: Efficiency Sustainability Growth 2021-2025 Capital Plan Our ESG Progress Plan

9 $2.7 17% $10.4 64% $3.0 19% Sustainability Renewables $4.1 Grid and fleet reliability $6.3 Efficiency Technology $1.0 Grid and fleet modernization $1.7 Growth Gas distribution $1.6 Electric (G,T&D) $1.4 2021-2025 Capital Plan ($ in billions) Investing in Efficiency and Sustainability Drives Growth $16.1 billion Planned Investment

10 $2,377 $3,078 $3,091 $3,150 $2,760 $3,023 $3,198 $3,054 $480 $487 $1,257 $1,120 $1,838 $2,188 $15,001 $16,100 2020-2024 2021-2025 Energy Infrastructure ATC* MERC/MGU Illinois WI Gas Delivery** WI Electric Delivery** WI Generation** N e w P la n F o rm e r P la n ESG Progress Plan Continues to Support 5-7% EPS Growth Increasing Five-Year Capital Plan by $1.1 Billion *ATC is accounted for using the equity method; this represents WEC’s portion of the investment **Includes UMERC $ In millions

11 $21.4 billion $32.2 billion 2019A 2025E* Robust Growth in Asset Base 7% Growth *Estimated year-end average asset base

12 Currently Under Development or In-Service  200 MW solar – WPS*  100 MW solar – We Energies New Planned Clean Energy Additions  800 MW solar  100 MW wind  600 MW battery storage Allocating $1.9 Billion for Regulated Renewables Investing in Carbon-Free Generation Build and own 1,800 MW of new solar, wind, and battery storage * 100MW in-service November 2, 2020

13 Reducing 100MW of Capacity Modernizing Our Gas-Fueled Generation Fleet Retiring  400 MW of older, less-efficient gas generation expected Building  100 MW of RICE generation planned Investing  West Riverside Energy Center (now operational)*  200 MW - combined cycle  $180 million investment expected  2023 – 2024 Reciprocating Internal Combustion Engines (RICE) are modular, run on natural gas and allow for reliable and flexible operations. * Pending due diligence and regulatory approval

14 4,935 MW 3,095 MW 1,700 MW 2017 2020 2025E Aggressively Reducing Coal-Fueled Generation Plant retirements have lowered costs and reduced CO2 emissions Retirements Pleasant Prairie 1,190 MW Edgewater 100 MW Pulliam 200 MW Presque Isle 350 MW Expected Future Retirements Oak Creek Units 5-8* – 1,100MW 300MW to be determined in the next year * Expected retirement in 2023 - 2024

15 Our ESG Progress Plan New Carbon Reduction Goals – Electric Generation Reduction goals: 70% below 2005 levels by 2030 Net carbon neutral by 2050 -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 2005 2019 2030 2050 Achieved and anticipated CO2 reductions (net mass)* Baseline Goals aligned with the Paris Climate Accord Targeting a 55% reduction by 2025 *Includes projection of potential carbon offsets by 2050

16 Reducing Greenhouse Gas Emissions 0.78 0.53 0.36 0.25 0** 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 2005 2019 2025E 2030E 2050E Greenhouse gas intensity* (metric tons CO2e/MWh) *Includes owned electric generation, purchased power and WEC Infrastructure **Includes projection of potential carbon offsets by 2050

17 -40% -30% -20% -10% 0% 2011 2019 2030 Reduction Goal:* 30% by the year 2030 from a 2011 baseline Our ESG Progress Plan Methane Reduction Goal *This goal represents a decrease in the rate of methane emissions from the natural gas distribution lines in our network of 30% per mile by the year 2030 from a 2011 baseline. More than halfway toward our goal

18 SD IL ND NE Allocating $2.2 Billion 2021-2025 Infrastructure Portfolio In-service Under development In-Service Capacity (MW) Investment (in millions) Upstream 200 $307 Bishop Hill III 132 $166 Coyote Ridge 97 $145 Blooming Grove 250 $389 Total 679 $1,007 Under Development Capacity Investment Tatanka Ridge 155 $235 Thunderhead* 300 $381 Total 455 $616 *Investment part of the 2021-2025 capital plan Expect an additional $1.8 billion of investment over the five-year period

19 Regional Economy

20 Powering Industry Leaders in our Region

21 Wisconsin Segment Broad Ranging Growth Driving Longer-Term Sales Forecast 2022 - 2025 Electric 1.0% - 1.3% Gas 1.0% - 1.3% Sales Growth Forecast (weather-normalized) Year-over-Year

22  Track record of exceptional performance  ESG Progress Plan supports 5-7% EPS growth with minimal impact on customer rates  100% of capital allocated to regulated businesses or contracted renewables  Dividend growth projected to be in line with earnings growth  No need to issue additional equity through forecast period  Poised to deliver among the best risk-adjusted returns in the industry Key Takeaways for WEC Energy Group

Appendix

24 Electric Distribution Electric Transmission 60% ownership Electric Generation Energy Infrastructure Natural Gas Distribution

25 Kevin Fletcher President and CEO Scott Lauber Senior Executive Vice President and Chief Operating Officer Office of the Chair “Working together as a team, we will leverage the strengths of each individual as we write the next chapter of the company’s growth, development and service to our customers.” - Gale Klappa, Executive Chairman Xia Liu Executive Vice President and Chief Financial Officer

26 Met and exceeded our 2030 target in 2019. Set new goals to reduce carbon dioxide emissions from electric generation by 70% below 2005 levels by 2030 and to be net carbon neutral by 2050. Reduce the rate of methane emissions by 30% per mile from a 2011 baseline by 2030 Amount of combustion products for beneficial use provided over the past two decades Planned utility renewable investments (2021-2025) ) Planned investment in contracted energy infrastructure (2021-2025) Contributed by our companies and foundations to nonprofit organizations in 2019 Board of directors who are diverse based on gender and/or race Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2019 Spent on energy efficiency and conservation in 2019 Carbon Goals Environmental, Social & Governance Focus Methane Reduction Goal 15.7 million metric tons $1.9 billion $2.2 billion $20 million 42% diversity $282.6 million $124.4 million

27 Wisconsin Utilities Carbon-Free Generation Currently Under Development Project Utility Location Investment Capacity* Timing Two Creeks Solar Project WPS Two Rivers, WI $130M 100MW In Service: November, 2020 Badger Hollow I Solar Park WPS Iowa County, WI $130M 100MW Targeted in-service: April, 2021 Badger Hollow II Solar Park WE Iowa County, WI $130M 100MW Targeted in-service: December, 2022  Solar generation technology has improved in efficiency, become more cost-effective and complements our summer demand curve.  Wisconsin Electric, Wisconsin Public Service and Madison Gas & Electric are partnering on major solar initiatives.  In addition, Wisconsin Electric is moving forward on two innovative renewable pilot programs for 185 MW of carbon-free generation. *Madison Gas & Electric will own an additional 50 MW at each site

28 Since 2010, Lithium-Ion Battery Prices Have Fallen Over 80% $1,183 $917 $721 $663 $588 $381 $293 $219 $180 $156 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Battery pack price (real 2019 $/kWh) 80%+ Source: BloombergNEF

29 New Liquefied Natural Gas (LNG) Facilities LNG provides a solution for Southeastern Wisconsin to meet peak customer demand on the coldest days of the year Taking steps to maintain reliable and affordable service for our customers  We Energies is seeking approval for two LNG facilities to address the need for additional natural gas supply in Wisconsin  Total expected investment: $370 million  If approved, construction is expected to begin fall of 2021  Targeted in-service date: Late 2023

30 Efficiency, Growth and Sustainability Progress Electric Delivery Redesign / Resilience • Addressing aging infrastructure • Enhancing efficiencies and reducing operating costs • Expect to spend $2.9 billion (2021-2025) Natural Gas System Modernization Illinois • Expected replacement of 2,000 miles of piping for safety and reliability in Chicago • Project $280-300 million annual average investment • Illinois law authorizes rider through 2023 Wisconsin • Increasing quantity and reliability of natural gas service in Southeastern Wisconsin Technology Enhancements • Implementing advanced metering • Installing new customer information system • Project to spend $1.0 billion (2021 – 2025) Project Highlights

31 Project Developer Location Investment Offtake Agreement WEC Commercial Operations Capacity Bishop Hill III Wind Energy Center Invenergy Henry County, Illinois $166M for 90% ownership WPPI Energy 22-years 80% on 8/31/18 Incremental 10% on 12/5/18 ~132MW Upstream Wind Energy Center Invenergy Antelope County, Nebraska $307M for 90% ownership Affiliate of Allianz 10-years 80% on 1/10/19 10% on 4/8/20 ~200MW Coyote Ridge Wind Farm Avangrid Renewables Brookings County, South Dakota $145M for 80% ownership and 99% of tax benefits Google Energy LLC 12-years 12/20/19 ~97MW Blooming Grove Wind Farm Invenergy McLean County, Illinois $389M expected for 90% ownership Verizon and Saint-Gobain North America 12-years 12/8/2020 ~250MW Tatanka Ridge Wind Farm Avangrid Renewables Deuel County, South Dakota $235M expected for 85% ownership and 99% of tax benefits Google Energy 12-years Dairyland Power 10-years Projected: Early 2021 ~155MW Thunderhead Wind Energy Center Invenergy Wheeler and Antelope Counties, Nebraska $381M expected for 90% ownership AT&T 12-years Projected: 2021 ~300MW Wind Infrastructure Investment Summary Projected Returns Higher than Regulated Business

32 $332 $555 $767 $900 $506 $350 $639 $578 $571 $664 $685 $652 $480 $695 $619 $542 $585 $582 $712 $578 $584 $662 $614 $616 $156 $99 $107 $93 $96 $92 $208 $258 $289 $253 $176 $144 $655 $588 $400 $400 $400 $400 $3,182 $3,351 $3,337 $3,514 $3,062 $2,836 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2020 2021 2022 2023 2024 2025 Energy Infrastructure ATC Investment MERC/MGU Illinois WI/MI Gas Delivery WI/MI Electric Delivery WI/MI Generation Depreciation at the utilities expected to average $1.1 billion annually, and $132 million at ATC, over the 2021-2025 period $16.1 billion projected capital spend from 2021-2025 Low-Risk Capital Plan Drives 5% to 7% EPS Growth 1) ATC is accounted for using the equity method; this represents WEC’s portion of the investment 2) Gas delivery includes capital spend at Bluewater 3) Includes UMERC 4) Generation includes capital spend at We Power 1 2,3 3 3,4 $ In millions

33 2020 2021 2022 2023 Wisconsin Electric $678.2 $933.5 $1,032.0 $1,375.3 Wisconsin Gas $169.9 $234.4 $256.2 $234.4 Wisconsin Public Service $534.1 $578.8 $537.6 $443.8 Upper Michigan Energy Corp $17.6 $16.7 $18.8 $16.7 Wisconsin Segment $1,399.8 $1,763.4 $1,844.6 $2,070.2 Peoples Gas $650.1 $509.5 $517.2 $598.6 North Shore Gas $56.5 $64.4 $64.6 $62.3 Illinois Segment $706.6 $573.9 $581.8 $660.9 Minnesota Energy Resources Corp $90.4 $58.8 $49.2 $48.3 Michigan Gas Utilities $64.2 $39.6 $57.6 $44.2 Other States Segment $154.6 $98.4 $106.8 $92.5 WE Power $14.3 $26.1 $99.2 $32.2 Infrastructure Investments* $675.5 $613.9 $405.7 $401.9 Nonutility Energy Infrastructure $689.8 $640.0 $504.9 $434.1 Corporate and Other $22.7 $17.1 $10.1 $3.7 Total $2,973.5 $3,092.8 $3,048.2 $3,261.4 By Company Capital Plan Projections ($ in millions) * Infrastructure investments include capital spend at Bluewater

34 Composition of Asset Base Total 2019 Average Asset Base of $21.4 billion Note: We Power value represents investment book value Company Asset Base - $B % of Total Wisconsin Electric $6.3 29.4% Wisconsin Gas 1.5 7.0 Wisconsin Public Service 3.4 15.9 Upper Michigan Energy Resources 0.4 1.9 Peoples Gas 3.0 14.0 North Shore Gas 0.3 1.4 Minnesota Energy Resources 0.3 1.4 Michigan Gas Utilities 0.3 1.4 We Power 3.0 14.0 Bluewater 0.2 1.0 WEC Infrastructure 0.4 1.9 American Transmission Company 2.3 10.7 Total $21.4 100%

35 Power the Future Investments 1 Natural Gas Coal Capacity 1,090 MW 1,030 MW 2 Investment $664 million $2 billion 2 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Unit 1 – February 2010 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. PTF provides approximately $200 million in positive cash flow annually. 2. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement.

36 Focused on Efficiency $1,342 $1,281 $1,234 $1,143 2016 2017 2018 2019 2020E 4.5% $ In millions *Excludes costs that have a revenue offset such as operation and maintenance costs associated with the We Power generation units, transmission expenses that are collected in rates, regulatory amortizations, riders, and other pass through expenses. Reducing Day-to-Day O&M Expense* 3.7% 7.4%

37 Balance Sheet Remains Strong 0 25 50 75 100 125 150 AA - A A- BBB+ BBB BBB- Below Investment Grade Utilities Utility Rating Wisconsin Electric A- Wisconsin Gas A Wisconsin Public Service A- Peoples Gas A- Electric and Gas Utilities Credit Ratings Distribution* *Source: S&P Global Ratings (January 31, 2020) 18.5% 16-18% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 2019 2020-2025E Funds from Operations/Debt 28% 10% 15% 20% 25% 30% 2019 2020-2025E Goal of 30% or Less Holding Company Debt to Total Debt

38 35% Large C&I by Segment Paper 23% Foundry (SIC 33) 11% Mining/Minerals 11% Food/Agriculture 9% Other Manufacturing 8% Metal (SIC 34,35,37) 7% Medical 5% Education 4% Chemical 4% Printing 3% Office 2% Other 13% Balanced Sales Mix Large C&I 35% Residential plus Farm 30% Small C&I 35% 2019 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

39 Diverse Portfolio of Regulated Businesses Electric Generation and Distribution 53% Gas Distribution 33% FERC Regulated 14% Based on 2019 average asset base. Excludes wind investments in our Energy Infrastructure segment WI 65% FERC 14% IL 16% MI/MN 5% By Jurisdiction By Business

40 Regulatory Environment Wisconsin  Governor Tony Evers (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois  Governor J.B. Pritzker (D)  Commission  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms Wisconsin Commissioners Name Party Began Serving Term Ends Rebecca Valcq Chair D 01/2019 03/2025 Ellen Nowak R 12/2018 03/2023 Tyler Huebner D 03/2020 03/2021 Illinois Commissioners Name Party Began Serving Term Ends Carrie Zalewski Chair D 03/2019 01/2024 Sadzi Martha Oliva R 01/2017 01/2022 D. Ethan Kimbrel D 01/2018 01/2023 Maria Soledad Bocanegra I 04/2019 01/2023 Michael Carrigan D 01/2020 01/2025

41 Rate-Making Parameters by Company Utility Equity Layer (1) Authorized ROE Wisconsin Electric 50.0%-55.0% 10.0% Wisconsin Public Service 50.0%-55.0% 10.0% Wisconsin Gas 50.0%-55.0% 10.2% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.9% 9.7% Michigan Gas Utilities 52% 9.9% We Power 53%-55% 12.7% American Transmission Company 50% 10.52%(2) (1) Represents the equity component of capital; rates are set at the midpoint of any range (2) Raised from 10.38% pursuant to FERC decision on May 21, 2020  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities

42 Key Rate Making Components Area Illinois– Gas Minnesota– Gas Michigan– Electric & Gas Wisconsin– Gas Wisconsin– Electric Gas Pipeline Replacement Rider PGL Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band Manufactured Gas Plant Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-looking test years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings sharing No sharing on first 25 bp above allowed ROE, 50/50 on next 50bp, 100% to customers beyond 75 bp

43 Industry Leading Total Shareholder Returns* Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry * Total return including reinvested dividends for the periods ended December 31, 2019 0% 50% 100% 150% 200% 250% 300% 350% 400% One-Year Three-Year Five-Year Ten-Year WEC Energy Group Dow Jones Utilities S&P Utilities Philadelphia Utility S&P Electric Source: Bloomberg

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-3339

45 Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2014 2015 2016 2017 Reported EPS – GAAP basis $2.34 $2.59 $ 2.96 $ 3.79 Acquisition Costs $0.39 $0.06 $ 0.01 – Integrys Earnings $(0.47) Impact of Additional Shares $0.47 Tax benefit related to Tax Cuts and Jobs Act of 2017 – – – $ (0.65) Adjusted EPS – Non-GAAP basis* $2.73 $2.65 $ 2.97 $ 3.14 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; and (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition. None of these items are indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations.